UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2023

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2023 annual meeting of stockholders of Genworth Financial, Inc. (“Genworth”), held on May 18, 2023, the holders of Genworth’s Class A Common Stock entitled to vote at the meeting (1) elected all nine of the director nominees for the ensuing year, (2) approved, on an advisory basis, the compensation of Genworth’s named executive officers, (3) approved, on an advisory basis, the frequency of the advisory vote on the compensation of Genworth’s named executive officers, and (4) ratified the selection of KPMG LLP as Genworth’s independent registered public accounting firm for 2023.

The final voting results were as follows:

Proposal 1

Election of nine directors

	Votes For	Votes Withheld	Broker Non-Votes
G. Kent Conrad	376,151,715	9,506,848	36,688,736
Karen E. Dyson	376,410,886	9,247,677	36,688,736
Jill R. Goodman	379,539,283	6,119,280	36,688,736
Melina E. Higgins	375,311,290	10,347,273	36,688,736
Thomas J. McInerney	379,009,828	6,648,735	36,688,736
Howard D, Mills, III	380,119,459	5,539,104	36,688,736
Robert P. Restrepo Jr.	378,471,799	7,186,764	36,688,736
Elaine A. Sarsynski	377,387,508	8,271,055	36,688,736
Ramsey D. Smith	380,139,248	5,519,315	36,688,736

Proposal 2

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote to approve named executive officer compensation	365,557,187	18,717,209	1,384,167	36,688,736

Proposal 3

	One Year	Two Year	Three Years	Abstentions	Broker Non-Votes
Advisory vote to approve the frequency of the advisory vote on named executive officer compensation	345,281,774	574,821	37,962,069	1,839,899	36,688,736

After considering these results, and consistent with its own recommendations, Genworth’s Board of Directors has determined that Genworth will hold an advisory vote on named executive officer compensation on an annual basis until the next advisory vote on the frequency of the advisory vote on named executive officer compensation.

Proposal 4

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the selection of KPMG LLP as the independent registered public accounting firm for 2023	407,074,554	14,584,077	688,668	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: May 19, 2023	By:	/s/ Michael J. McCullough
Michael J. McCullough
Senior Vice President and Corporate Secretary